SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement              [_]  Confidential, for Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[_]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant
     to Rule 14a-11(c) or Rule 14a-12

                           The Recovery Network, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)     Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

        (2)     Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


        ------------------------------------------------------------------------

        (4)     Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------

        (5)     Total fee paid:


        ------------------------------------------------------------------------

[_]     Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid:


        ------------------------------------------------------------------------

        (2)     Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------

        (3)     Filing Party:


        ------------------------------------------------------------------------

        (4)     Date Filed:


        ------------------------------------------------------------------------

                           THE RECOVERY NETWORK, INC.
                          1411 FIFTH STREET, SUITE 200
                         SANTA MONICA, CALIFORNIA 90401


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 28, 1998

To the Shareholders of The Recovery Network, Inc.:

            NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Meeting") of The Recovery Network, Inc. (the "Company") will be held at the offices of the Company, 1411 Fifth Street, Suite 200, Santa Monica, California 90401, on Thursday, May 28, 1998 at 2:00 p.m., Pacific time, to consider and act upon the following matters:

(1)         The election of seven directors;

(2)         The approval of the Company's 1998 Stock Plan;

(3) The approval of an amendment to the Company's Certificate of Incorporation to create a new class of 4,000,000 shares of preferred stock that authorizes the Board of Directors to both issue such preferred stock in series and fix the number of shares, designations, preferences, rights and limitations of each series;

(4) The ratification and approval of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 30, 1998; and

(5) The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

            Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

            The close of business on March 30, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                             By Order of the Board of Directors,

                                                     GREGORY L. RICHEY
                                                        Secretary

Santa Monica, California
April 29, 1998


--------------------------------------------------------------------------------
It is important that your shares be represented at the Meeting. Each shareholder is urged to sign, date and return the enclosed proxy card which is being solicited on behalf of the Board of Directors. An envelope addressed to the Company's transfer agent is enclosed for that purpose and needs no postage if mailed in the United States.
--------------------------------------------------------------------------------

                           THE RECOVERY NETWORK, INC.
                          1411 FIFTH STREET, SUITE 200
                         SANTA MONICA, CALIFORNIA 90401



                                 ---------------
                                 PROXY STATEMENT
                                 ---------------



            This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), of The Recovery Network, Inc., a Colorado corporation (the "Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at the 1998 Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, May 28, 1998, at 2:00 p.m., Pacific time, at the offices of the Company, 1411 Fifth Street, Suite 200, Santa Monica, California 90401 and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement and Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is April 30, 1998.

            Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted for the election of all nominees named herein to serve as directors and in favor of each of the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders and described below.

            A Proxy may be revoked by a shareholder at any time before its exercise by filing with Gregory L. Richey, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

            The close of business on March 30, 1998 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 4,980,250 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters to come before the Meeting.

            A majority of the shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker nonvotes will be deemed present at the Meeting for determining the presence of a quorum.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

            At the Meeting, shareholders will elect seven directors to serve until the next Annual Meeting of Shareholders and until his or her respective successor is elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received for the election of George H. Henry, William D. Moses, Donald J. Masters, Nimrod J. Kovacs, Joe C. Wood, Jr., Mark S. Gold, M.D. and Morgan Lambert Howe to serve as directors upon their nomination at the Meeting. Each of the aforementioned individuals has advised the Company of his or her willingness to serve as a director of the Company. Shares represented by valid proxies in the accompanying form will be voted for the election of all of the directors and nominees named below, unless a contrary direction is indicated. Should any director or nominee named below become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

DIRECTORS

            The nominees for director of the Company, their ages (as of April 1, 1998) and present positions with the Company, are as follows:


NAME                              AGE    POSITION
----                              ---    --------
George H. Henry.................  42     Chairman of the Board
William D. Moses................  35     President, Chief Executive Officer,
                                         Secretary and Director
Donald J. Masters...............  52     Executive Vice President and Director
Nimrod J. Kovacs................  48     Vice Chairman of the Board of Directors
Joe C. Wood, Jr.................  58     Director
Mark S. Gold, M.D...............  48     Nominee for Director
Morgan Lambert Howe.............  52     Nominee for Director


INFORMATION ABOUT DIRECTORS AND NOMINEES

            The following is a brief summary of the background of each director and nominee:

            GEORGE H. HENRY has been Chairman of the Board of Directors since May 1997 and a director of the Company since December 1995. Since April 1986, Mr. Henry has been President of G. Howard Associates, Inc., a private investment firm. Prior to April 1986, Mr. Henry was a Vice President in the Corporate
Finance Department of the predecessor of Schroder & Co. Incorporated, an investment banking firm. Mr. Henry is a director of PhoneTel Technologies, Inc., a publicly traded telecommunications company. Mr. Henry is also Chairman and Chief Executive Officer of Access Television Network ("ATN"). Mr. Henry is also a trustee of Mitchell College.

            WILLIAM D. MOSES has been President and Chief Executive Officer of the Company since November 1994. Mr. Moses has been a director of the Company since 1995. In January 1993, Mr. Moses co-founded ATN and served as a director of ATN from June 1993 to June 1996. From July 1991 to December 1994, Mr. Moses was a managing partner of Axiom Partners, a New York investment banking and brokerage firm. From January 1992 to January 1994, Mr. Moses was a money manager for Oscar Gruss & Co. From 1988 to 1991, Mr. Moses served as an independent financial consultant. From 1986 through 1987, Mr. Moses was employed by Bear Stearns & Co., Inc.

            DONALD J. MASTERS has been Executive Vice President of the Company since May 1997 and a director of the Company since November 1995. Mr. Masters also serves as Chairman of the Advisory Board and is responsible for developing and overseeing the activities of the National Partnership for Recovery and Prevention. Mr. Masters co-founded ATN, and he served as a director of ATN from January 1993 to March 1996. From April 1992 until January 1996, Mr. Masters was a partner in Masters Smith & Co., a media consulting firm that provided services to the Company. From May 1989 to April 1992, Mr. Masters was Vice President of Corporate Development and a founding officer of United International Holdings, Inc. From November 1985 to May 1989, Mr. Masters was Vice President and General Counsel of United Cable Television Corp., where he was engaged in the development of the Discovery Channel, E! Entertainment, Preview Guide, and several home shopping channels.

            NIMROD J. KOVACS has been a director of the Company since October 1996 and serves as Vice Chairman of the Board of Directors and Chairman of the Company's Executive Committee. Since January 1995, Mr. Kovacs has been President of Eastern European Electronic Distribution & Global Programming Group of United International Holdings, Inc ("UIH"). From 1991 to 1996, Mr. Kovacs directed UIH's investments which included Kabelkom in Hungary, Kabelvision in Sweden, Kabel Net in the Czech Republic, Multicanal in Portugal, and HBO Czech/TV Max in the Czech Republic. From 1989 to 1992, Mr. Kovacs was President of NJK International, an international media consulting company. From 1982 to 1989, Mr. Kovacs was responsible for the investments of United Cable, and subsequently United Artists, in the Discovery Channel in the United States and Europe, E! Entertainment, Think Entertainment, Preview Guide, Bravo UK, and several home shopping channels.

            PAUL GRAF has been a director of the Company since April 1997. Mr. Graf is currently a private investor and since October of 1989 has been Chief Executive Officer and founder of International Arts, a business specializing in antique art from Asia. From December 1992 to September 1995, Mr. Graf was Vice President of Marketing and Productions for Wizard Management, Inc., an independent record/management company. Since January 1997, Mr. Graf has been a director of Catamount Brewing Co.

            JOE C. WOOD, JR. has been a director of the Company, and the President of Recovery Direct, Inc. ("Recovery Direct"), a wholly-owned subsidiary of the Company, since December 1997. He was President and Chief Executive Officer of FMS Productions, Inc. ("FMS") from 1989 until FMS was acquired by Recovery Direct in December 1997. Mr. Wood is a member of the Chairman's Council for the Betty Ford Center and the Board of Advisors for the Recovery Institute, based in San Francisco.

            MARK S. GOLD, M.D., a nominee for director of the Company, has been a professor at the University of Florida College of Medicine's Brain Institute and Departments of Psychiatry, Neuroscience and Community Health & Family Medicine. Dr. Gold is the author of Good News About Depression and other Good News books for a general audience. Dr. Gold serves on the Board of Directors or Scientific Advisory Board of the American Council for Drug Education; National Parents' Resource Institute for Drug Education, Inc. ("PRIDE"); Advisory Board for Women's Bridges of Hope; DARE, America's Scientific Advisory Panel; International Drug Strategy Institute; Physicians for Prevention, Preventco; and Josiah Macy Foundation, Core Competencies for Addiction Medicine. Dr. Gold will also host The Recovery Network production, Q&A on Addiction, expected to premiere in June 1998.

            MORGAN LAMBERT HOWE, a nominee for director of the Company, has been the Company's Senior Vice President of Marketing and Affiliate Relations since January 1998. From January 1997 through January 1998, Ms. Lambert Howe was Vice President of Affiliate Sales and Relations for The Family Channel and Fit TV. From July 1991 through December 1996, she was Senior Vice President of Advertising Sales at Z MUSIC Television. Ms. Lambert Howe previously held similar positions for The Fashion Channel and Request TV.

INFORMATION ABOUT NON-DIRECTOR EXECUTIVE OFFICERS

            The non-director executive officers of the Company, their ages (as of March 1, 1998) and present positions with the Company are as follows:


NAME                            AGE   POSITION
----                            ---   --------
Gregory L. Richey.............  43    Secretary, Chief Financial Officer,
                                      Treasurer and General Counsel
Edward A. Byrnes..............  44    Senior Vice President of Advertising Sales
John Wheeler..................  44    Senior Vice President of Sales and
                                      Marketing and Vice President of Operations


             The following is a brief summary of the background of each executive officer of the Company who is not also a director of the Company:

            GREGORY L. RICHEY has been the Secretary and Chief Financial Officer of the Company since October 1997 and has been its General Counsel since June 1996. From April 1995 through September 1996, he was the President of Alchemedia Digital Inc., a multimedia company. From July 1993 through February 1995, he was Senior Vice President of Business & Legal Affairs for Arnowitz Studios, a multimedia company. Previously, he spent eight years as a tax and corporate finance attorney with O'Melveny & Myers in Los Angeles and New York.

            EDWARD A. BYRNES has been the Company's Senior Vice President of Advertising Sales since March 1998. From 1985 through February 1998 he worked for The Weather Channel, as its Vice President and General Manager for Advertising Sales from 1996 through February 1998 and as its Eastern Sales Manager from 1992 through 1996.

            JOHN WHEELER has been the Company's Senior Vice President of Sales and Marketing since March 1997 and Vice President of Operations since May 1997. From June 1994 through February 1997 Mr. Wheeler was the president of a cable network. From November, 1989 through May, 1994, Mr. Wheeler served as President of Cellular System Management, Inc., a builder and manager of cellular properties throughout the United States. From February 1982 to July 1987, Mr. Wheeler was Vice President of Marketing of Metro Mobile CTS, a cellular company. From 1979 to 1982, Mr. Wheeler served as Vice President of Vision Cable Communications Inc. Mr. Wheeler served as Northeast Regional Marketing manager for Showtime Entertainment in 1978. Mr. Wheeler began his career at Cablevision Systems of Long Island in 1976.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company was not a reporting company during the fiscal year ended June 30, 1997, and, as a result, no such reports were filed and none were late or delinquent.

COMMITTEES OF THE BOARD OF DIRECTORS

            The Board of Directors met seven times during the fiscal year ended June 30, 1997 and acted by unanimous written consent on one occasion following informal discussions. Each director attended more than 75 percent of the meetings of the Board of Directors and Committees on which he served that were held during the fiscal year.

            In October 1996, the Company established a Finance and Compensation Committee of the Board of Directors which reviews the compensation for all officers and directors and affiliates of the Company. The Committee also administers the 1996 Employee and Consultants Stock Option Plan, the 1996 Board of Directors and Advisory Board Retainer Plan and the 1997 Management Bonus Plan. Mr. Henry is Chairman of the Finance and Compensation Committee and Messrs. Moses and Graf are also members of the Finance and Compensation Committee.

            In May 1997, the Company established an Audit Committee of the Board of Directors that meets with management and the Company's independent public accountants to review the adequacy of internal controls and other financial reporting matters. Mr. Henry is the Chairman of the Audit Committee and Messrs. Graf and Kovacs are also members of the Audit Committee.

            In October 1996, the Company established an Executive Committee of the Board of Directors which is responsible for overseeing strategic planning and operations for the Company. Mr. Masters is the Chairman of the Executive Committee and Messrs. Henry, Moses and Kovacs are also members of the Executive Committee.

COMPENSATION OF DIRECTORS

            Non-employee directors do not receive cash compensation for serving as directors. The Company reimburses directors for reasonable travel expenses incurred in connection with their activities on behalf of the Company. Each member of the Board of Directors is eligible to participate in the Company's 1996 Board of Directors and Advisory Board Stock Option Plan (the "Directors and Advisory Board Plan"). The purpose of the Directors and Advisory Board Plan is to enable the Company to recognize the contributions made to the Company by its directors and members of the Advisory Board and to provide such persons with additional incentive to devote themselves to the future success of the Company. An aggregate of 113,652 shares of Common Stock are reserved for issuance under the Directors and Advisory Board Plan.

            Effective January 16, 1997, each director of the Company on December 31, 1996, was granted 12,915 options to acquire shares of Common Stock of the Company at an exercise price of $5.00 per share. Also effective as of such date, each member of the Advisory Board and each individual who became a member of the Advisory Board before March 3, 1997, was granted 2,583 options to acquire shares of Common Stock of the Company at an exercise price of $5.00 per share. As of January 16, 1997, 113,652 options have been granted under the Directors and Advisory Board Plan at an exercise price of $5.00 per share of which options to purchase 12,915 shares have been granted to each of Messrs. Henry, Moses, Masters and Kovacs and to two former directors. Options granted to directors vest approximately 22% on February 1, 1997 and ratably thereafter for a period of 28 months, except that 12,915 options granted to a former director are fully vested. Options granted to advisors vest approximately 6% on February 1, 1997, and monthly thereafter for a period of 34 months. The Directors and Advisory Board Plan is administered by the Finance and Compensation Committee.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information, as of April 1, 1998, relating to the beneficial ownership of shares of Common Stock by: (i) each person or entity who is known by the Company to own beneficially five percent or more of the outstanding Common Stock, (ii) each of the Company's directors and (iii) all directors and executive officers of the Company as a group.



                                                NUMBER OF SHARES      PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER(a)      BENEFICIALLY OWNED (B)    OF CLASS
---------------------------------------      ----------------------    --------
William D. Moses............................       659,934(c)           13.1%
George H. Henry(d)..........................       335,266(e)            6.6
Paul Graf(f)................................       138,692(g)            2.7
Donald J. Masters...........................       113,225(h)            2.3
Nimrod J. Kovacs(i).........................        29,021(j)             *
Joe C. Wood, Jr.............................         6,616                *
Mark S. Gold, M.D...........................          --                  --
Morgan Lambert Howe.........................          --                  --
All directors and executive officers as
     a group (10 persons)...................     1,197,831(k)           23.0%
---------------------
* Less than 1%.

(a) Unless otherwise indicated, the address for each named individual or group is in care of The Recovery Network, Inc.,1411 5th Street, Suite 200, Santa Monica, California 90401.
(b) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Prospectus upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of April 1, 1998 have been exercised and converted. Assumes a base of 4,980,250 shares of Common Stock before any consideration is given to outstanding options, warrants or convertible securities.
(c) Includes (i) currently exercisable options to purchase 31,168 shares of Common Stock and (ii) currently exercisable warrants to purchase 43,750 shares of Common Stock. Does not include options to purchase 56,747 shares of Common Stock that are not currently exercisable.
(d) The address of the beneficial owner is 6860 Sunrise Court, Coral Gables, Florida 33133.
(e) Includes (i) currently exercisable options to purchase 18,958 shares of Common Stock and (ii) currently exercisable warrants to purchase 82,500 shares of Common Stock. Does not include options to purchase 28,957 shares of Common Stock that are not currently exercisable.
(f) The address of the beneficial owner is High Pine, Turk Hill Road, Brewster, New York 10509.
(g) Includes (i) currently exercisable options to purchase 4,667 shares of Common Stock and (ii) currently exercisable warrants to purchase 62,500 shares of Common Stock. Does not include options to purchase 8,248 shares of Common Stock that are not currently exercisable. Does not include 83,686 shares of Common Stock held by Mr. Graf's father as to which Mr. Graf disclaims beneficial ownership.

(h) Includes (i) currently exercisable options to purchase 27,628 shares of Common Stock, (ii) 37,212 shares of Common Stock held jointly by Mr. Masters and his spouse, (iii) 14,259 shares of Common Stock held in the name of trusts for the benefit of the children of Mr. Masters and his spouse (Mr. Masters disclaims beneficial ownership of the shares of Common Stock held in trust) and (iv) currently exercisable warrants to purchase 6,250 shares of Common Stock held jointly by Mr. Masters and his spouse. Does not include options to purchase 11,117 shares of Common Stock held by Mr. Masters that are not currently exercisable.
(i) The address of the beneficial owner is 50 Falcon Hills Drive, Highland Ranch, Colorado 80126.
(j) Includes (i) currently exercisable options to purchase 11,313 shares of Common Stock, and (ii) currently exercisable warrants to purchase 6,250 shares of Common Stock held by Kovacs Communication, Inc., of which Mr. Kovacs is a controlling shareholder. Does not include options to purchase 11,602 shares of Common Stock that are not currently exercisable.
(k) Includes (i) currently exercisable options to purchase 122,503 shares of Common Stock and (ii) currently exercisable warrants to purchase 201,250 shares of Common Stock. Does not include options to purchase 192,109 shares of Common Stock that are not currently exercisable.

                             EXECUTIVE COMPENSATION

            For the fiscal year ended June 30, 1997, the executive officers were paid an aggregate of approximately $343,000. William D. Moses, President and Chief Executive Officer of the Company, received cash compensation during the fiscal year ended June 30, 1997 of approximately $97,000, and approximately $57,000 of cash compensation during the preceding fiscal year.

            The following table sets forth the cash compensation paid by the Company to the chief executive officer and all other officers who received compensation in excess of $100,000 (the "Named Executive Officers") during fiscal 1997:

                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM
                                                  ANNUAL COMPENSATION    COMPENSATION AWARDS
                                                  -------------------    -------------------
                                                                               SHARES
                                    YEAR ENDED                               UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION          JUNE 30,     SALARY       BONUS          OPTIONS       COMPENSATION
---------------------------          --------     ------       -----          -------       ------------
William D. Moses, President and
     Chief Executive Officer......     1997       $109,000      --             75,000             --
Larry Namer, former Chief              1997        120,000      --             12,915          $33,263(a)
     Operating Officer............

-------------------
(a) Paid pursuant to termination of an employment agreement between the Company and Mr. Namer.


            The following table sets forth information concerning the grant of stock options to the Named Executive Officers during fiscal 1997:

                      OPTION GRANTS DURING LAST FISCAL YEAR

                             NUMBER OF        % OF TOTAL
                              SHARES        OPTIONS GRANTED
                            UNDERLYING       TO EMPLOYEES       EXERCISE       EXPIRATION
NAME                      OPTIONS GRANTED   IN FISCAL YEAR    PRICE ($/SH)        DATE
----                      ---------------   --------------    ------------        ----
William D. Moses.......       75,000             47.6%           $5.00       April 30, 2002
Larry Namer............       12,915              8.2             5.00       April 30, 2002

            No options of the Company were exercised by such persons during fiscal 1997.

EMPLOYMENT AGREEMENTS

            Effective December 1, 1996, the Company entered into an employment agreement with William D. Moses, the Company's President and Chief Executive Officer, which expires on September 30, 1998. The employment agreement provides for a base compensation payable to Mr. Moses of $12,000 per month through September 30, 1998. Pursuant to the agreement, Mr. Moses is entitled to participate in any employee benefit plans and arrangements when and as implemented by the Company. In the event of termination of Mr. Moses' employment by the Company, without "good cause" (as defined in the employment agreement), Mr. Moses is entitled to severance compensation equal to the lesser of his base salary and vacation compensation due through

September 30, 1998 and his base salary and vacation compensation for one year, payable one-half upon termination and the balance ratably over the following six months. In the event of termination of the employment agreement by mutual agreement of the Company and Mr. Moses, Mr. Moses is entitled to such compensation as is mutually agreed on between the Company and Mr. Moses but in no event to exceed the amount of severance compensation payable in the event of termination without "good cause." Mr. Moses has agreed not to compete with the Company during the term of the employment agreement and for a period of two years after termination of his employment relationship with the Company in the development or provision of media services or any other line of business which the Company is engaged in or forms the intention to engage in during this period. In the event of a "change in control" (as defined in the employment agreement), Mr. Moses will be deemed to have been terminated without "good cause", and the covenant not to compete will have no further effect.

            Effective December 1, 1996, the Company entered into an employment agreement with Donald J. Masters, the Executive Vice President of the Company, which expires on November 30, 1998. The employment agreement provides for a base compensation payable to Mr. Masters of $10,000 per month through November 30, 1998. Pursuant to the agreement, Mr. Masters is entitled to participate in any employee benefit plans and arrangements when and as implemented by the Company. In the event of termination of Mr. Master's employment by the Company, without "good cause" (as defined in the employment agreement), Mr. Masters is entitled to severance compensation, equal to his base salary and vacation compensation, at the option of the Company, for such period of time between one year and two years that the non-compete covenant described below is in effect and such severance compensation shall be payable one-half on the date of termination and the balance shall be payable ratably over six months following the date of termination. In the event of termination of the employment agreement by mutual agreement of the Company and Mr. Masters, Mr. Masters is entitled to such compensation as mutually agreed on between the Company and Mr. Masters but in no event to exceed the amount of severance compensation payable in the event of termination without "good cause." In addition, Mr. Masters has agreed under certain circumstances not to compete with the Company during the term of the employment agreement and for up to two years after termination of his employment relationship with the Company in any media business whose programming, content or services address or relate to Recovery Issues or in any organization whose primary business is offering products and services relating to Recovery Issues. In connection with his employment, Mr. Masters was granted an option (the "Option") to purchase 12,915 shares of Common Stock at an exercise price of $2.32 per share. The Option vests with respect to 10,770 shares on February 1, 1997 and the remainder vests ratably monthly thereafter. In the event of a "change in control" (as defined in the employment agreement), Mr. Masters will be deemed to have been terminated without "good cause," the covenant not to compete will have no further effect and the Option will vest in full. In addition on April 16, 1997, Mr. Masters was granted an option under the Company's Management Bonus Plan to purchase 12,915 shares of Common Stock at an exercise price of $5.00 per share, which will vest quarterly over one year commencing on October 1, 1997.

            Effective May 13, 1997, the Company entered into an employment agreement with John Wheeler, the Company's Senior Vice President of Sales and Marketing, which expires on May 31, 1999. The employment agreement provides for a base compensation payable to Mr. Wheeler of $12,000 per month through May 13, 1999. In addition to the base salary, Mr. Wheeler will receive a commission payable quarterly in the amount of $.01 for each additional subscriber household in excess of one million subscriber households to which an affiliated cable system service delivers a minimum of two hours of the Company's programming, so long as the household subscriber does not already receive the programming through the Company's Nesting Contract with ATN or through any other agreement under which the Company purchases carriage rights. Pursuant to the agreement, Mr. Wheeler is entitled to participate in any employee benefits plans and arrangements when and as implemented by the Company. In the event of termination of Mr. Wheeler's employment by the Company, without "good cause" (as defined in the employment agreement), Mr. Wheeler is entitled to severance compensation equal to the lesser of his base salary and vacation compensation due through March 13, 1999 and his base salary and vacation compensation for ninety days, payable one-half upon termination and the balance ratably semi-monthly over the compensation reference period. In the event of termination of the employment agreement by mutual agreement of the Company and Mr. Wheeler, Mr. Wheeler is entitled to such compensation as is mutually agreed on between the Company and Mr. Wheeler but in no event to exceed the amount of severance compensation payable in the event of termination without "good cause." Mr.
Wheeler has agreed not to compete with the Company during the term of the employment agreement for a period of one year after termination of his employment relationship with the Company in the development or provision of recovery media services or any other line of recovery media services which the Company is engaged in or forms the intention to engage in during this period.

            Effective May 1, 1997, the Company entered into an employment agreement with Bill Megalos, the Company's Vice President of Production, which expires on November 30, 1998. The employment agreement provides for a base compensation payable to Mr. Megalos of $10,000 per month through November 30, 1998. Pursuant to the agreement, Mr. Megalos is entitled to participate in any employee benefit plans and arrangements when and as implemented by the Company. In the event of termination of Mr. Megalos's employment by the Company, without "good cause" (as defined in the employment agreement), Mr. Megalos is entitled to severance compensation equal to his base salary and vacation compensation for 90 days, payable ratably over such 90 day period. In the event of termination of the employment agreement by mutual agreement of the Company and Mr. Megalos, Mr. Megalos is entitled to such compensation as is mutually agreed on between the Company and Mr. Megalos but in no event to exceed the amount of severance compensation payable in the event of termination without "good cause." Mr.
Megalos has agreed not to compete with the Company during the term of the employment agreement and for a period of one year after termination of his employment relationship with the Company in the development or provision of recovery media services or any other line of recovery media services which the Company is engaged in or in which the Company forms the intention to engage with the active participation of Mr. Megalos during this period.

STOCK OPTION PLANS

            The Company has adopted two stock option plans, the 1996 Employee and Consultants Stock Option Plan (the "Employee and Consultants Plan") and the Directors and Advisory Board Plan (discussed above) under which it has reserved an aggregate of 144,420 shares of Common Stock for future issuance. All options granted or to be granted under these plans are non-qualified stock options under the Internal Revenue Code of 1986, as amended. The Company has also adopted the 1997 Management Bonus Plan (the "Management Bonus Plan") under which has reserved 195,831 shares of Common Stock for issuance. The options granted under the Management Bonus Plan are either non-qualified or incentive stock options, at the discretion of the Company. The Management Bonus Plan also provides for non-option awards, such as stock appreciation rights and restricted stock awards.

            1996 EMPLOYEE AND CONSULTANTS STOCK OPTION PLAN

            Effective December 3, 1996, the Company established its Employee and Consultants Plan for its employees and consultants. The purpose of the Employee and Consultants Plan is to enable the Company to recognize the contributions made to the Company by its employees and consultants and to provide such persons with additional incentive to devote themselves to the future success of the Company. An aggregate of 30,768 shares of Common Stock have been reserved for issuance under the Plan. As of April 1, 1998, all 30,768 authorized Employee and Consultants options have been granted at an exercise price of $5.00 per share. Options granted to employees vested approximately 8% on February 1, 1997 and vest monthly thereafter for a period of 33 months. Options to purchase 5,583 shares of Common Stock granted to two consultants are fully vested. The Employee and Consultants Plan is administered by the Finance and Compensation Committee.

            1997 MANAGEMENT BONUS PLAN

            Effective February 6, 1997, the Company's shareholders approved the Management Bonus Plan to enable the Company to recognize the contributions made to the Company by its directors and key personnel and to provide such persons with additional incentive to devote themselves to the future success of the Company. The Company has reserved 195,831 shares for issuance under the Management Bonus Plan and has the right to grant either non-qualified or incentive stock options and other stock-related awards. The exercise price of incentive stock options granted under the Management Bonus Plan must be at least 100% of the fair market value of the stock subject to the option on the date of grant or 110% with respect to holders of more than 10% of the voting power of the Company's outstanding Common Stock. Under the terms of the Management Bonus Plan, the Finance and Compensation Committee determines the fair market value of the Common Stock. The exercisability and term of each option and the manner in which it may be exercised is determined by the Finance and Compensation Committee, provided that no incentive stock option may be exercised more than five years after the date of grant. The Company may grant options for any number of shares, except that the value of the shares subject to one or more incentive stock options first exercisable in any calendar year may not exceed $100,000 (determined at the grant date). The Finance and Compensation Committee administers the Management Bonus Plan.

            The Company has granted to Mr. Graf a non-qualified stock option to purchase 12,915 shares of Common Stock at an exercise price of $5.00 per share under the Management Bonus Plan, which vests monthly over three years commencing May 1, 1997. The Company has also granted incentive stock options to Messrs. Masters and Wheeler, each to purchase 12,915 shares of Common Stock, an incentive stock option to Ms. Feichter to purchase 1,000 shares of Common Stock, incentive stock options to purchase 3,300 shares of Common Stock to other employees of the Company and incentive stock options to purchase 2,894 shares of Common Stock to a consultant, all of which options are at an exercise price of $5.00 per share under the Management Bonus Plan, all of which options vest monthly over three years commencing May 1, 1997.

            The Company has also granted the following incentive stock options to purchase an aggregate of 133,686 shares of Common Stock at an exercise price of $5.00 per share, all of which options vest monthly over three years commencing July 1, 1997, including options to purchase 35,000, 75,000, 9,686 and 10,000 shares to Messrs. Henry, Moses, Wheeler and Kovacs, respectively, and an option to purchase 4,000 shares to Ms.
Feichter.


NON-PLAN STOCK OPTIONS

            The Company has granted 123,039 non-plan stock options to acquire shares of Common Stock, of which 110,423 were granted at an exercise price of $2.32 per share, 2,867 were granted at an exercise price of $.77 per share and 9,749 were granted at an exercise price of $5.00 per share.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            During November 1995 and April 1996, the Company sold shares of Common Stock at $2.32 per share in a private placement. George H. Henry, a director of the Company, purchased 32,288 shares of Common Stock in such offering, at the same price and on the same terms as the other investors in such offering. In May 1996, the Company issued to Mr. Henry 17,220 shares, valued at $2.32 per share, of Common Stock in consideration for certain strategic and operational consulting services rendered by him from June 1995 to May 1996. In June 1996, Mr. Henry was also granted an option to purchase an additional 15,498 shares of Common Stock at an exercise price of $3.87 for certain strategic and operational consulting services to be rendered by him from June 1996 to May 1997.

            During April 1996, the Company issued shares of Common Stock in a shareholders rights offering, pursuant to which the Company granted each shareholder of record one transferable right for each share of Common Stock owned by such shareholder. Five rights entitled a shareholder to purchase one share of Common Stock at a price of $.77 per share. Mr. Moses exercised rights to purchase 87,670 shares of Common Stock and Mr. Henry exercised rights to purchase 31,581 shares of Common Stock in such offering.

            During the period from July 1996 through October 1996, the Company issued an aggregate principal amount of $310,000 of Convertible Notes in a private placement. The Company sold a Convertible Note in an aggregate principal amount of $30,000 to each of Messrs. Henry and Moses on July 17, 1996 and October 14, 1996, respectively. In November 1996, Messrs. Henry and Moses each converted the principal and interest on their Convertible Note into 8,524 shares of Common Stock at an effective purchase price of $3.68 per share. Pursuant to the terms of the Convertible Notes, as modified by a change in terms offered to all noteholders, each of Messrs. Henry and Moses received and exercised warrants to purchase an additional 17,048 shares of Common Stock at a purchase price of $2.32 per share. In addition, Messrs. Moses and Henry were granted certain registration rights with respect to the shares of Common Stock issued upon conversion of the Convertible Notes and upon the exercise of the warrants.

            From October to November 1996, the Company reduced the exercise price of options granted to its non-employee directors from $3.87 to $2.32 to encourage such directors to exercise their vested options. Mr. Henry and Mr. Kovacs exercised options to purchase 28,412 and 6,458 shares of Common Stock, respectively. Each director was granted certain registration rights with respect to the shares of Common Stock issued upon exercise of the options.

            During October and November 1996, Mr. Moses was issued 32,287 shares of Common Stock, valued at $2.32 per share, as reimbursement for expenses incurred by him on behalf of the Company.

            During October 1996 to January 1997, the Company sold shares of Common Stock at $3.48 per share in a private placement. Mr. Henry purchased 28,699 shares of Common Stock in such offering at the same price and on the same terms as the other investors in such offering. The purchasers in the private placement, including Mr. Henry were granted certain registration rights with respect to the shares of Common Stock purchased.

            On November 22, 1996, Mr. Moses agreed to convert $49,000 of deferred compensation earned by him from May 1996 to November 1996 into 21,094 shares of Common Stock, at a price of $2.32 per share.

            In March and April 1997, the Company sold an aggregate of 40 financing units (the "Financing Units") in a private financing (the "Private Financing"). Each Financing Unit consisted of a $50,000 principal amount note, 10,000 shares of Common Stock and 12,500 warrants. The offering price was $50,000 per Financing Unit. In connection with the Private Financing, Mr. Henry purchased 5 Financing Units; Paul Graf, a director of the Company, purchased 5 Financing Units; Mr. Masters and his spouse jointly purchased .5 Financing Units; Mr. Moses purchased 3.5 Financing Units; and Kovacs Communication, Inc., of which Mr. Nimrod Kovacs, a director of the Company is a controlling shareholder, purchased .5 Financing Units in the Private Financing.

            In April 1997, the Company launched The Recovery Network nationally via satellite transmission under the Nesting Contract entered into with ATN (the "Nesting Contract"). Under the Nesting Contract, ATN provides the ATN Services on its satellite transponder to The Recovery Network for two hours of broadcast time per day, one hour in the morning and one hour in the evening. ATN provides distribution of the Company's programming into cable systems through existing affiliation agreements between ATN and those systems. Under the Nesting

Contract, the Company is charged a daily rate for broadcast time provided by ATN to the Company with the actual charges for each calendar month being based on the actual monthly number of households served by ATN affiliates. However, the Nesting Contract provides that in no event will charges exceed $60,000 per calendar month for the first six months of the Nesting Contract, or $65,000 for the subsequent six months of the Nesting Contract. ATN has also agreed to provide the ATN Services for two additional hours of broadcasting, if such time is available, to the Company at ATN's cost plus 20%, which fee is in addition to the charges for broadcast time. ATN has also agreed to provide authorization services for cable systems with which the Company directly enters into affiliation agreements to enable the Company to broadcast its programming on such affiliates' cable systems, provided that the Company purchase the necessary equipment, if any. In February 1998, the parties agreed to extend the Nesting Contract through April 1998 for $24,600 and, thereafter, through August 1998 on a month-to-month basis for $65,000 per month. In addition, the Company paid ATN $150,000 for certain costs incurred by ATN under the Nesting Contract. The Company has granted ATN the right, for the term of the Nesting Contract and for a period of one year thereafter, to match any other nesting arrangement presented to the Company by a third party. Mr. George H. Henry, the Chairman of the Board of the Company, is the Chairman of the Board and Chief Executive Officer and a principal shareholder of ATN. Mr. William D. Moses, the President and Chief Executive Officer, is a principal shareholder of ATN.

            In December 1997, the Company's wholly-owned subsidiary, Recovery Direct, Inc. ("Recovery Direct"), merged with FMS Productions, Inc. Pursuant to the merger, Mr. Wood and five other individuals received an aggregate of 44,000 shares of Common Stock (of which Mr. Wood received 6,616 shares of Common Stock); and Recovery Direct entered into an employment agreement with Mr. Wood for $94,000 per year, with the right to a bonus if the Company meets certain performance objectives.

            The Company believes that all of the foregoing transactions and arrangements with affiliates were fair and reasonable to the Company and were and are on terms no less favorable than could have been obtained from unaffiliated third parties. There can be no assurance, however, that future transactions or arrangements between the Company and affiliates will continue to be advantageous to the Company, that conflicts of interest will not arise with respect thereto, or that if conflicts do arise, they will be resolved in a manner favorable to the Company. Any such future transactions will be on terms no less favorable to the Company than could be obtained from unaffiliated parties and will be approved by the Company's Finance and Compensation Committee.

                                   PROPOSAL 2
                    APPROVAL OF THE COMPANY'S 1998 STOCK PLAN

            Subject to shareholder approval, the Board of Directors of the Company (the "Board of Directors") approved the 1998 Stock Plan (the "Stock Plan") on February 4, 1998. Under the Stock Plan, a maximum of 600,000 shares of Common Stock (subject to adjustment in the event of certain capital changes and distributions) are authorized to be delivered by the Company pursuant to options, stock appreciation rights ("SARs"), restricted stock, stock units or other stock awards (collectively, "awards") granted under the Stock Plan, subject to specified aggregate limits on certain types of awards and individual limits on certain types of awards. The principal provisions of the Stock Plan are summarized below. This summary is not complete and is qualified in its entirety by the terms of the Stock Plan attached hereto as Exhibit A.

DESCRIPTION OF THE STOCK PLAN

            The purpose of the Stock Plan is to provide participants an incentive to maintain and enhance the long-term performance and profitability of the Company. Only key employees, directors and independent contractors of the Company and certain of its affiliates are initially eligible to receive awards under the Stock Plan. The seven executive officers, the two non-employee directors and approximately 10 key employees of the Company and its affiliates are currently eligible to participate in the Stock Plan.

            The Stock Plan is administered by the Board of Directors. During the ten-year term of the Stock Plan, the Board of Directors will have authority, subject to the terms of the Stock Plan, to determine when and to whom to make grants of awards, the number of shares to be covered by the grants, the types and terms of options, SARs, restricted stock, stock units and other stock awards granted and the exercise price of options and SARs and to prescribe, amend and rescind rules and regulations relating to the Stock Plan.

            In addition, the Committee may amend, alter, suspend, discontinue or terminate the Stock Plan at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any statutory or regulatory requirement applicable to the Stock Plan or the Company determines it is necessary or desirable and, provided, further, however, that no such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any award theretofore made shall to that extent be effective without the consent of the person to whom such award was made.

            Under the terms of the Stock Plan, "incentive stock options" ("ISOs"), within the meaning of section 422 of the Code, non-qualified stock options ("NSOs"), SARs, restricted stock, stock units and stock awards may be granted to eligible persons. Shares subject to issuance under the Stock Plan may be authorized and unissued shares or treasury shares.

            Each ISO will be exercisable over a period, determined by the Board of Directors in its discretion, but not to exceed 10 years from the date of grant. In addition, in the case of an ISO granted to an individual who, at the time such ISO is granted, owns shares possessing 10% or more of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations (a "10% Stockholder"), the exercise period for an ISO may not exceed five years from the date of grant. In the case of a NSO, the exercise period shall in all cases be determined by the Board of Directors, but may not to exceed 10 years from the date of grant.

            The exercise price of an option and the appreciation base of a SAR may not be less than the fair market value of the shares of the Common Stock on the date of grant, except that, in the case of an ISO granted to a 10% Stockholder, the option exercise price may not be less than 10% of such fair market value on the date of grant.

            The Board of Directors may grant SARs either alone ("unrelated SARs") or in connection with all or part of an option. Upon the exercise of a SAR, a holder generally is entitled, without payment to the Company, to receive cash, shares of Common Stock or any combination thereof, as determined by the Board of Directors, in an amount equal to the excess of the fair market value of a share of Common Stock on the exercise date over (i) the option exercise price of the related option (in the case of SAR granted in connection with an option) or (ii) the appreciation base of the SAR (in the case of an unrelated SAR), multiplied by the number of shares in respect of which the SAR is exercised.

            The Board of Directors may grant restricted stock awards. Vesting of restricted stock awards may be conditioned upon the completion of a specified period of service, the attainment of specified performance goals or such other factors as the Board of Directors may determine. The Board of Directors may, in its discretion, require a grantee to pay an amount to acquire any restricted or unrestricted stock. During the restricted period, the grantee may not assign, transfer or otherwise encumber or dispose of the restricted stock, except as permitted in the applicable award agreement. During the restricted period, the grantee will have the right to vote the restricted stock and to receive any ordinary cash dividends.

            Except as otherwise provided in the applicable award agreement for options and SARs, the following will apply upon the grantee's termination of employment or service with the Company and its affiliates: If the employment or service of the grantee terminates for any reason, other than by reason of death, within the six-month period following the date of grant, or the grantee is terminated for cause, the awards shall become null and void. If the grantee dies or becomes disabled while employed, all outstanding awards, to the extent then vested, may be exercised by the grantee within one year after the grantee's termination by reason of disability or, in the event of the grantee's death, by the person or persons to whom the grantee's rights pass. In no case may awards be exercised later than the expiration date specified in the grant. Awards may be transferred by a grantee only by will or by the laws of descent and distribution, and during his or her lifetime may be exercised only by the grantee.

            In the event that (i) the Company is to be merged or consolidated with another corporation; (ii) substantially all of the Company's assets are to be sold or conveyed; or (iii) the Company reorganizes, liquidates, or dissolves, all awards granted to a grantee will terminate unless exercised. The Board of Directors must give at least 30 days' written notice to the participants of any such event unless the Company or a successor thereto provides for substitute awards.

            The shares of Common Stock purchased pursuant to an option are to be paid by check or, if and to the extent provided in the applicable award agreement, by broker's advance or by delivery of previously- acquired shares of Common Stock held for six-months with a fair market value equal to the total purchase price, or in a combination of such methods.

NEW PLAN BENEFITS

            Awards made under the Stock Plan are determined by the Board of Directors in its sole discretion as described above. Accordingly, the individual awards are not determinable.

FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK PLAN

            The following summary of the Federal income tax consequences of the grant and exercise of nonqualified and incentive stock options awarded under the Stock Plan, and the disposition of shares purchased pursuant to the exercise of such stock options, is intended to reflect the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address state and local tax considerations.

            No income will be realized by an optionee upon grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price (the "Spread") at the time of exercise. The Spread will be deductible by the Company for federal income tax purposes subject to the possible limitations on deductibility under sections 280G and 162(m) of the Code of compensation paid to executives designated in those sections. The optionee's tax basis in the underlying shares acquired by exercise of a nonqualified stock option will equal the exercise price plus the amount taxable as compensation to the optionee. Upon sale of the shares received by the optionee upon exercise of the nonqualified stock option, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The optionee's holding period for shares acquired pursuant to the exercise of a nonqualified stock option will begin on the date of exercise of such option.

            Pursuant to currently applicable rules under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the grant of an option (and not its exercise) to a person who is subject to the reporting and "short swing" profit provisions under section 16 of the Exchange Act (a "Section 16 Person") begins the six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. If an option is exercised by a Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to section 83(b) of the Code to be taxed on the date of exercise. Pursuant to a recent amendment to the rules under Section 16(b) of the Exchange Act, the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by the Board of Directors (or a committee composed solely of two or more non-employee directors) or (ii) approved in advance, or subsequently ratified by the Company's shareholders no later than the next annual meeting of shareholders. Consequently, the taxable event for the exercise of an option that satisfies either of the conditions described in clauses (i) or (ii) above will be the date of exercise.

            The payment by an optionee of the exercise price, in full or in part, with previously acquired shares will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the optionee upon the surrender of the previously acquired shares to the Company, and shares received by the optionee, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to the Company and will have a holding period that includes the holding period of the shares surrendered. The value of shares received by the optionee in excess of the number of shares surrendered to the Company will be taxable to the optionee. Such additional shares will have a tax basis equal to the fair market value of such additional shares as of the date ordinary income is recognized, and will have a holding period that begins on the date ordinary income is recognized.

            The Code requires that, for incentive stock option treatment, shares acquired through exercise of an incentive stock option cannot be disposed of before two years from the date of grant and one year from the date of exercise. Incentive stock option holders will generally incur no federal income tax liability at the time of grant or upon exercise of such options. However, the Spread will be an "item of tax preference" which may give rise to alternative minimum tax liability at the time of exercise. If the optionee does not dispose of the shares before two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long capital gain or loss, as the case may be. Assuming both the holding periods are satisfied, no deduction will be allowable to the Company for federal income tax purposes in connection with the grant or exercise of the option. If, within two years of the date of grant or within one year from the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of such shares, the optionee will generally realize ordinary taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of initial exercise or the amount realized on the subsequent disposition, and such amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under sections 28OG and 162(m) of the Code for compensation paid to executives designated in those sections.

            The foregoing constitutes a brief summary of the principal federal income tax consequences of the transactions based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences. Grantees in the Stock Plan are urged to consult their own tax advisors with respect to the consequences of their participation in the Stock Plan.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                                   PROPOSAL 3
     APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

            Shareholders are being asked to approve an amendment to Article II of the Company's Certificate of Incorporation to create four million shares of Preferred Stock, $.01 par value (the "Preferred Stock"), which the Board of Directors would have authority to issue from time to time in series. The Board of Directors would also have the authority to fix, before issuance of each series, the number of shares in such series and the designation, preferences, rights and limitations of such series including, among other things, the relative dividend, liquidation, voting, conversion and redemption rights of each such series.

DESCRIPTION OF PREFERRED STOCK

            The following summary of the terms of the Preferred Stock does not purport to be complete and is subject to, and qualified in its entirety by reference to, the language of the proposed amendment to Paragraph Fourth of the Company's Certificate of Incorporation creating the Preferred Stock which is set forth under the heading "Proposed New Article II to the Company's Certificate of Incorporation" in Exhibit B to this Proxy Statement.

            DIVIDEND RIGHTS. The Board of Directors will have authority to determine the dividend rights, if any, of shares of Preferred Stock. Any such dividends would be payable in preference to any dividends on Common Stock. Holders of Common Stock are entitled to receive, when and as declared by the Board of Directors, out of assets of the Company legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

            LIQUIDATION RIGHTS. The Board of Directors will also have authority to determine the liquidation rights of the holders of Preferred Stock. Amounts payable on liquidation would be payable in preference to any amounts payable on liquidation to holders of Common Stock. Subject to the rights of any other class or series of stock, holders of Common Stock are entitled to receive all assets of the Company available for distribution to shareholders in the event of the liquidation, dissolution or winding up of the Company.

            VOTING RIGHTS. Holders of the Preferred Stock will have such voting rights as may be determined by the Board of Directors at the time of issuance of each series. Voting rights are presently vested exclusively in the holders of Common Stock, each of whom has one vote in respect of each share held. Shares of Common Stock do not have cumulative voting rights in the election of directors and, therefore, at present, the holders of a majority of the shares outstanding may elect all directors of the Company.

            MISCELLANEOUS. The Preferred Stock will have such redemption, conversion or exchange rights as may be determined by the Board of Directors at the time of issuance thereof. The Company's Common Stock is neither redeemable nor convertible into or exchangeable for any other securities of the Company.

            If the proposed amendment is approved by shareholders, the Board of Directors will, without further action by shareholders (except as may be required by law or any rules of any stock exchange or over-the-counter market on which the Company's Common Stock may now or in the future be listed), be empowered to authorize the issuance of shares of Preferred Stock at such times, to such persons and for such consideration as it may deem desirable. The Company is seeking additional financing, which may take one of several forms, including the issuance of Preferred Stock. However, the Company has no present plans, understandings, agreements or arrangements, and is not involved in any negotiations or discussions, involving the issuance of, any of the Preferred Stock proposed to be authorized.

            The issuance of Preferred Stock by the Board of Directors could affect the rights of the holders of Common Stock. For example, such issuance could result in a class of securities outstanding that would have preference with respect to voting rights and dividends and in liquidation over the Common Stock, and could (upon conversion or otherwise) enjoy all of the rights appurtenant to Common Stock.

            Except as discussed above, the Board of Directors has no immediate plans or intentions to issue any shares of Preferred Stock; however, the Board of Directors considers it desirable to have such shares available for use in acquisitions, the raising of additional capital and other corporate purposes. The Board further believes that if authorization for each such issuance were postponed until a particular need arises, the Company would not then have the degree of flexibility in negotiations which may be important to the effective use of such shares.

POTENTIAL ANTI-TAKEOVER EFFECTS

            The authority possessed by the Board of Directors to issue Preferred Stock could also potentially be used to discourage attempts by others to obtain control of the Company through merger, tender offer, proxy contest or otherwise, which attempts could increase the value of the Company's stock, by making such attempts more difficult or costly to achieve.

            The Board of Directors does not presently contemplate recommending to the shareholders for their adoption any further amendments to the Certificate of Incorporation that would affect the ability of third parties to effectuate a change in control of the Company.

FINANCIAL INFORMATION

            In considering this proposed amendment to the Company's Certificate of Incorporation, shareholders should examine the Company's consolidated financial statements and notes to such consolidated financial statements, which are contained in the Company's Annual Report to Shareholders (which is being furnished to all shareholders concurrently with this Proxy Statement).

   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                                   PROPOSAL 4
                           RATIFICATION OF APPOINTMENT
                                       OF
                        INDEPENDENT CERTIFIED ACCOUNTANTS


            The Board of Directors believes it is appropriate to submit for approval by its shareholders its appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 30, 1998.

            Representatives of Arthur Andersen LLP are expected to be present at the Meeting with the opportunity to make a statement and to be available to respond to questions regarding these and any other appropriate matters.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                               VOTING REQUIREMENTS

            Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of a majority of votes cast at the Meeting will be required to approve the Company's 1998 Stock Plan (Proposal 2) and to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 30, 1998 (Proposal 4). The affirmative vote of a majority of all outstanding shares entitled to vote at the Meeting will be required to approve the amendment to the Company's Certificate of Incorporation (Proposal 3). Abstentions and broker nonvotes with respect to any matter are not considered as votes cast with respect to that matter.

            THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE IN FAVOR OF EACH NOMINEE NAMED IN THE PROXY AND FOR PROPOSALS 2, 3 AND 4.

                                  MISCELLANEOUS

SHAREHOLDER PROPOSALS

            Any shareholder proposal intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company not later than October 15, 1998 for inclusion in the Company's proxy statement and form of proxy for that meeting.

OTHER MATTERS

            Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

            All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

                                             By Order of the Board of Directors,

                                                      GREGORY L. RICHEY
                                                         Secretary


April 29, 1998

                                                                       EXHIBIT A
                                                                       ---------



                           THE RECOVERY NETWORK, INC.
                                 1998 STOCK PLAN

                                    ARTICLE I
                                  INTRODUCTION

            1.1 ESTABLISHMENT. THE RECOVERY NETWORK, INC., a Colorado corporation, hereby establishes the 1998 Stock Plan (the "Plan"), which permits the grant of stock options, restricted stock awards, stock appreciation rights, stock units, and other stock grants (the "options") to certain directors and key employees of RNET, and certain independent contractors, including both individuals and companies, providing certain services to RNET.

            1.2 PURPOSES. The purposes of the Plan are (a) to provide directors and key employees selected for participation in the Plan with added incentives to continue in the service of RNET; (b) to create in such directors and employees a more direct interest in the success of the operations of RNET by relating compensation to the achievement of long-term corporate economic objectives; (c) to attract and retain directors and key employees by providing an opportunity for investment in RNET; (d) to obtain services for RNET from independent contractors, including both individuals and companies, for services, including, but not limited to, advertising, public relations, marketing, and consulting, at reduced compensation or at rates and/or on terms which are otherwise negotiated favorably to RNET.

            1.3 EFFECTIVE DATE. The effective date of the Plan shall be the Effective Date, which is the date on which it was approved by the Board of Directors of RNET, subject to shareholder approval, in accordance with section 422 of the Code.


                                   ARTICLE II
                                   DEFINITIONS

            Throughout the Plan, except when the context indicates otherwise, the masculine gender shall include the feminine, and the use of any term in the singular shall include the plural. The following terms shall have the meanings set forth:

            "Affiliated Company" shall mean any corporation or other entity (including without limitation a partnership) that is affiliated with RNET through stock ownership or otherwise and is treated as a common employer under sections 414(b) and 414(c) of the Code, including, without limitation, any parent or subsidiary of RNET as defined in section 424 of the Code.

            "RNET"   shall  mean  The   Recovery   Network,   Inc.,  a  Colorado
corporation, and any Affiliated Company.

            "Award" shall mean an Option, a Restricted Stock Award, a Stock Appreciation Right, a Stock Unit, a grant of Shares pursuant to article XI, or another issuance of Shares hereunder.

            "Board" shall mean the board of directors of RNET.

            A "Change in Control" shall mean the occurrence of any of the following: (a) a "person" (within the meaning of section 13(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")) becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated thereunder) of Shares or capital stock of RNET or RNET's successor having 30 percent or more of the total number of votes that may be cast for the election of directors or (b) individuals who are directors of RNET at the beginning of a 24-month period cease to constitute at least two-thirds of all directors at any time during such period.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            "Disabled"  or  "Disability"  shall  have the  meaning  set forth in section 22(e)(3) of the Code.

            "Effective Date" shall have the meaning set forth in section 1.3.

            "Eligible Parties" shall mean directors and key employees of RNET, and Independent Contractors of RNET.

            "Fair Market Value" of a Share shall mean its fair market value as determined by the Committee in good faith in accordance with section 422 of the Code.

            "Incentive Option" shall mean an Option designated as such and granted in accordance with section 422 of the Code.

            "Independent Contractors" shall mean certain third parties, including both individuals and companies, that are neither directors nor key employees of RNET, and who provide certain services to RNET, including, but not limited to, advertising, public relations, marketing, and consulting, on an on-going contractual basis for reduced, or otherwise favorably-negotiated compensation, part of which is based on the Options.

            "Non-Qualified Option" shall mean any Option other than an Incentive Option.

            "Option" shall mean a right to purchase Shares at a stated or formula price for a specified period of time and shall be either an Incentive Option or a Non-Qualified Option.

            "Option Certificate" shall mean a written stock option certificate issued by RNET in the name of the Option Holder and in such form as may be approved by the Committee. An Option Certificate shall incorporate and conform to the conditions set forth in section 7.2 and other terms and conditions consistent with the Plan as the Committee may deem appropriate.

            "Option Holder" shall mean a Participant who has been granted one or more Options.

            "Option Price" shall mean the price at which Shares subject to an Option may be purchased, as determined in accordance with section 7.2(b).

            "Participant" shall mean an Eligible Party designated by the Committee from time to time during the term of the Plan to receive one or more Awards.

            "Plan" shall mean this 1998 Stock Plan.

            "Restricted Stock Award" shall mean an Award of Shares granted pursuant to article VIII that is subject to restrictions imposed in article VIII.

            "Share" shall mean a share of the Common Stock, par value $0.01 per share, of RNET.

            "Stock Appreciation Right" shall mean the right, granted by the Committee pursuant to the Plan, to receive a payment equal to the increase in the Fair Market Value of a Share subsequent to the grant of such right. A Stock Appreciation Right may entitle a Participant to receive a number of Shares (without any payment to RNET, except for applicable withholding taxes), cash, or Shares and cash, as determined by the Committee in accordance with section 10.3.

            "Stock Unit" shall mean a measurement component equal to the Fair Market Value of a Share on the date of determination.

                                   ARTICLE III
                                 ADMINISTRATION

            The Plan shall be administered by the Board of Directors. Members of the Board of Directors shall be appointed from time to time by the Board, shall serve at the pleasure of the Board, and may resign at any time upon written notice to the Board. Consistent with the Plan, the Board of Directors, in its sole discretion, shall select Participants from among the Eligible Parties, shall determine Awards, the number of Stock Units, Stock Appreciation Rights, or Shares to be subject to Awards, and the time at which Awards are to be made, shall fix the Option Price and the period and manner in which an Option becomes exercisable, and shall establish the duration and nature of the restrictions in Restricted Stock Awards, the terms and conditions applicable to Stock Units, and such other terms and requirements of the compensation incentives under the Plan as the Board of Directors may deem necessary or desirable. The Board of Directors shall determine the form or forms of the agreements with Participants that evidence the particular provisions, terms, conditions, rights, and duties of RNET and the Participants with respect to Awards, which provisions need not be identical except as may be provided herein. The Board of Directors may from time to time adopt such rules and regulations to carry out the purposes of the Plan as it may deem proper and in the best interests of RNET. The Board of Directors in its sole discretion may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it deems expedient. No member of the Board of Directors shall be liable for any action or determination made in good faith. The determinations, interpretations, and other actions of the Board of Directors pursuant to the Plan shall be binding and conclusive for all purposes.


                                   ARTICLE IV
                                 SUBJECT SHARES

            4.1 NUMBER. The number of Shares that are authorized for issuance under the Plan shall not exceed 600,000. This number may be increased from time to time by the Board, with the approval of the shareholders of RNET if, in the opinion of counsel to RNET, shareholder approval is required. Shares that may be issued upon exercise of Options or Stock Appreciation Rights or that are issued with respect to Stock Units or as Restricted Stock Awards, incentive compensation, or other grants under the Plan shall reduce the number of Shares available for issuance under the Plan. RNET shall at all times during the term of the Plan and while any Options or Stock Units are outstanding reserve as authorized but unissued at least the number of Shares from time to time required under the Plan. Any Shares subject to an Option that expires or is terminated or canceled before exercise shall become available again for issuance under the Plan.

            4.2 ADJUSTMENTS FOR STOCK SPLIT, STOCK DIVIDEND, ETC. If at any time RNET increases or decreases the number of Shares outstanding or changes the rights and privileges of such Shares through the payment of a stock dividend, the making of any other distribution payable in Shares, a stock split, subdivision, consolidation, or combination of Shares, or a reclassification or recapitalization involving the Shares, then the numbers, rights, and privileges of Shares as to which Awards may be granted and Shares then subject to an outstanding Award shall be increased, decreased, or changed in like manner as if such Shares had been issued and outstanding (as determined by the Board of Directors in its sole discretion).

            4.3 OTHER DISTRIBUTIONS AND CHANGES. If at any time (a) RNET distributes with respect to the Shares assets or securities of persons other than RNET (excluding cash or distributions described in section 4.3), or (b) RNET grants to the holders of its Shares generally rights to subscribe pro rata for additional Shares or other securities of RNET, or (c) any other change (except as described in section 4.2) occurs in the number or kind of outstanding Shares or other securities into which the Shares are changed or for which they are exchanged, and if the Board of Directors in its discretion determines that such event equitably requires an adjustment in the number or kind of Shares subject to an Award, an adjustment in an Option Price, or the taking of other action by the Board of Directors, including, without limitation, the setting aside of property for delivery to the Participant upon the exercise of an Option or the full vesting of an Award, then such adjustments shall be made and such other action shall be taken by the Board of Directors and shall be effective for all purposes and on each outstanding Award affected. Notwithstanding the foregoing and pursuant to section 8.3, a Participant holding Shares received as a Restricted Stock Award shall have the right to receive all amounts, including cash and property of any kind, distributed with respect to the Shares upon becoming a holder of record of the Shares.

            4.4 GENERAL ADJUSTMENT RULES. No adjustment or substitution provided for in this article IV shall require RNET to issue a fractional Share, and the total substitution or adjustment with respect to each Award shall be limited by deleting any fractional Share. In such case, the total Option Price for Shares then subject to an Option shall remain unchanged, but the Option Price per Share shall be equitably adjusted by the Board of Directors to reflect the greater or lesser number of Shares or other securities into which the Shares subject to the Option may have been changed. Appropriate adjustments shall be made to other Awards to reflect any such substitution or adjustment. All adjustments under this article IV shall be made by the Board of Directors, whose determination shall be final and binding upon all parties.


                                    ARTICLE V
                            CORPORATE REORGANIZATION

            5.1 REORGANIZATION. Upon the occurrence of any of the following events, if the notice provided in section 5.2 has been given, the Plan and all outstanding Options shall terminate and be of no further force and effect, and all other outstanding Awards shall be treated in accordance with sections 5.2 and 5.3, without the necessity for any additional action by the Board or RNET:

                  (a) the merger or consolidation of RNET with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy Code) of RNET (other than a consolidation, merger, or reorganization in which RNET is the surviving corporation and which does not result in any reclassification or change of outstanding Shares);

                  (b) the sale or conveyance of the property of RNET as an entirety or substantially as an entirety (other than a sale or conveyance in which RNET continues as holding company of an entity or entities that conduct the business or business formerly conducted by RNET); or

                  (c)   the dissolution or liquidation of RNET.

            5.2 REQUIRED NOTICE. At least 30 days' written notice of an event described in section 5.1 shall be given by RNET to each Option Holder and Participant unless (a) in the case of events described in sections 5.1(a)


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



and 5.1(b), RNET or the successor or purchaser shall make adequate provision for the assumption of the outstanding Options or the substitution of new options on comparable terms, except that an Option Holder shall have the right thereafter to purchase the kind and amount of securities or property or cash receivable upon such event by a holder of the number of Shares that would have been received upon exercise of the Option immediately prior to the occurrence of such event (assuming that such holder failed to exercise any rights of election and received per Share the kind and amount of property received per Share by the holders of a majority of the non-electing Shares) or (b) RNET or the successor or purchaser shall make adequate provision for the adjustment of outstanding Awards other than Options so that such Awards shall entitle the Participant to receive the kind and amount of securities or property or cash receivable upon such event by a holder of the number of Shares that would have been received with respect to such Award immediately prior to the occurrence of such event
(assuming that such holder failed to exercise any rights of election and received per share the kind and amount of property received per Share by the holders of a majority of the non-electing Shares). This article V shall similarly apply to successive mergers, consolidations, reorganizations, sales, or conveyances. Notice shall be deemed to have been given when delivered personally to a Participant or when mailed to a Participant by certified mail, postage prepaid, at such Participant's address last known to RNET.

            5.3 ACCELERATION OF EXERCISE. Participants notified in accordance with section 5.2 may exercise their Options at any time before the occurrence of the event requiring the giving of notice (but subject to occurrence of such event), regardless of whether all conditions of exercise relating to length of service, attainment of financial performance goals, or otherwise have been satisfied. Upon the giving of notice in accordance with section 5.2, all restrictions with respect to Restricted Stock Awards and other Awards shall lapse immediately, all Stock Units shall become payable immediately, and all
Stock Appreciation Rights shall become exercisable. Any Options, Stock Appreciation Rights, or Stock Units that are not assumed or substituted under section 5.2(a) or 5.2(b) and that have not been exercised prior to the event described in section 5.1 shall automatically terminate upon the occurrence of such event.

            5.4 LIMITATION ON PAYMENTS. If this article V would result in the receipt by any Participant of a payment within the meaning of section 280G of the Code and the regulations promulgated thereunder and if the receipt of such payment (together with any other payment) by any Participant would, in the opinion to counsel to RNET, result in the payment by such Participant of any excise tax provided for in section 4999 of the Code, then the amount of such payment shall be reduced to the extent required, in the opinion of independent tax counsel, to prevent the imposition of such excise tax, except that the Committee, in its sole discretion, may authorize the payment of all or part of the amount of such reduction to the Participant.


                                   ARTICLE VI
                                  PARTICIPATION

            Participants shall be those Eligible Parties who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation, and development of RNET or an Affiliated Company and contribute significantly, or are expected to contribute significantly, to the achievement of long-term corporate economic objectives, and/or, additionally in the case of independent contractors, furnish services to RNET at reduced rates or on other terms which are significantly favorable to RNET. Participants may be granted from time to time one or more Awards, except that the grant of each Award shall be separately approved by the Committee, and receipt of one Award shall not result in automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, written notice shall be given specifying the terms, conditions, rights, and duties related thereto. Each Participant shall, if required by the Committee, enter into an agreement with RNET, in such form as the Committee shall determine consistent with the Plan specifying such terms, conditions, rights, and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the Plan and any such agreement, the provisions of the Plan shall govern.


                                   ARTICLE VII
                                     OPTIONS

            7.1 GRANT OF OPTIONS. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option. The Committee may grant both an Incentive Option and a Non-Qualified Option to a Participant at the same time or at different times. Incentive Options and NonQualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised, except as provided in section 7.2(b).

            7.2 OPTION CERTIFICATE. Each Option granted under the Plan shall be evidenced by an Option Certificate, incorporating and conforming to the following:

                  (a) Price. The price at which each Share may be purchased shall be determined in each case by the Committee and set forth in the Option Certificate, but in no event shall the price be less than 100 percent of the Fair Market Value of the Shares on the date of grant.

                  (b) Duration of Options; Restrictions on Exercise. Each Option Certificate shall state the period, as determined by the Committee, within which the Option may be exercised. Such period shall end no more than ten years from the date the Option is granted. The Option Certificate shall also set forth such restrictions on exercise of the Option during such period, if any, as may be determined by the Committee. No Option may be exercised for at least six months after the date of grant. Each Option shall become exercisable over such period of time, if any, or upon such events, as may be determined by the Committee.

                  (c) Termination of Service, Death, Disability, etc. The Committee may specify the period, if any, after which an Option may be exercised following termination of the Option Holder's employment or service as a director, or as an independent contractor. The effect of this section 7.2(d) shall be limited to determining the consequences of a termination, and nothing in this section 7.2(d) shall restrict or otherwise interfere with RNET's discretion with respect to the termination of any individual's employment or of any independent contractor's contract, or the shareholders' discretion with respect to the election of directors. If the Committee does not otherwise specify, the following shall apply:

                        (i) If the employment, service or independent contract of the Option Holder terminates for any reason other than death or Disability within six months after the date the Option is granted or if the employment, contract, or service of the Option Holder is terminated within the Option Period for "cause," as determined by RNET, the Option shall thereafter be void for all purposes. As used in this section 7.2(d), "cause" shall mean a gross violation, as determined by RNET, of RNET's established policies and procedures or willful misconduct.

                        (ii) The Option may be exercised by the Option Holder if he becomes Disabled, and the Option may be exercised by the persons specified in section 7.2(d)(iv) if the Option Holder dies, within one year following his Disability (except that exercise shall occur during the duration of the Option), but not thereafter. In any such case, the Option may be exercised only as to Shares as to which it had become exercisable on or before the date of the termination of the Option Holder s employment because of Disability or death.

                        (iii) If the Option  Holder is no longer a  director  of
            RNET or employed by RNET or an Affiliated Company, or an independent contractor of RNET during the duration of the Option for any reason other than "cause," Disability or death, and such termination occurs more than six months after the Option is granted, the Option may be exercised by the Option Holder within three (3) months following the date of such termination (except that such exercise shall occur during the duration of the Option) but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of termination of employment.

                        (iv) If the Option Holder dies during the duration of the Option while still employed or under contract or within the one-year period referred to in section 7.2(d)(ii) or the three-month period referred to in section 7.2(d)(iii), the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution.

                  (d) Transferability. No Option shall be transferable by the Option Holder except by will or the laws of descent and distribution. Each Option is exercisable during the Option Holder's lifetime only by him, or in the event of Disability or incapacity, by his guardian or legal representative.

                  (e) Consideration for Grant of Option. Each Option Holder agrees to remain in the service of RNET as a director or in the employment of RNET, or as an independent contractor, at the pleasure of RNET, for a continuous period of at least one year after the date the Option is granted, and in the case of an employee at the salary rate in effect on the date of the Option Certificate or at such changed rate as may be fixed from time to time by RNET. Nothing in this paragraph shall limit or impair RNET's right to terminate the employment of any employee or independent contractor or the shareholders' rights with respect to the election of directors.

                  (f) Manner of Exercise. An Option shall be exercised by delivery to RNET of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of RNET within 30 days following delivery of such notice, at which time the Option Price of the Shares with respect to which the Option is exercised shall be paid in full by any of the methods set forth below or a combination thereof. Except as set forth in the next sentence, the Option shall be exercised when the Option Price for the number of Shares as to which the Option is exercised is paid to RNET in full. If the Option Price is paid by means of a broker's loan transaction as described in section 7.2(h)(iv), in whole or in part, the closing of the purchase of the Shares under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Shares upon which the broker's loan was based has been closed and settled, unless the Option Holder makes an irrevocable written election at the time of exercise of the Option to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by RNET, regardless of whether the sale of the Shares by the broker is closed and settled. A properly executed certificate or certificates representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefor. If Options on less than all Shares subject to an Option are exercised, RNET shall deliver a new Option Certificate evidencing the Option on the remaining Shares.

                  (g) Payment. The Option Price for the Shares as to which the Option is exercised shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option
Holder:

                        (i)   in cash;

                        (ii) by certified, cashier's check, or other check acceptable to RNET, payable to the order of RNET;

                        (iii) by delivery of certificates  representing a number
            of Shares then owned by the Option Holder, the Fair Market Value of which on the date of delivery of the certificates at least equals the Option Price for the Shares as to which the Option is exercised, properly endorsed for transfer to RNET, except that no Option may be exercised by delivery to RNET of certificates representing Shares held by the Option Holder for less than six months; or

                        (iv) by delivery of a properly executed notice of exercise, together with irrevocable instructions to a broker to deliver to RNET promptly the amount of the proceeds of the sale of all or part of the Shares or of a loan from the broker to the Option Holder in an amount sufficient to pay the Option Price for the Shares as to which the Option is exercised.

                  (h) Date of Grant. An Option shall be deemed to be granted on the date specified in the grant resolution of the Committee.

                  (i) Issuance of Additional Option. If an Option Holder pays all or part of the exercise price of an Option with Shares, or pays all or any part of the applicable withholding taxes with respect to the exercise of an Option with Shares that has been held by the Option Holder for more than a period (no shorter than six months) to be determined by the Committee, the Committee in its sole discretion may grant to such Option Holder a new Option covering the number of shares of Shares used to pay such exercise price or withholding tax. The new Option shall have an Option Price per Share equal to the Fair Market Value of a Share on the date of exercise of the exercised Option and shall encompass the same terms and conditions as the exercised option, except as otherwise provided by the Committee in its sole discretion.

            7.3 RESTRICTIONS ON INCENTIVE OPTIONS. The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option. Incentive Options granted to an Option Holder who is the holder of record of 10 percent or more of the outstanding capital stock of RNET shall have an Option Price equal to 110 percent of the Fair Market Value of the Shares on the date of grant of the Option, and the Option Period for any such Option shall not exceed five years.

            7.4 SHAREHOLDER PRIVILEGES. No Option Holder shall have any rights as a shareholder with respect to any Shares subject to an Option until the Option Holder becomes the holder of record of such Shares. No adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Shares, except as provided in article IV.


                                  ARTICLE VIII
                             RESTRICTED STOCK AWARDS

            8.1   GRANT.   Coincident   with  or   following   designation   for
participation in the Plan, the Committee may grant a Participant one or more Restricted Stock Awards as may be determined by the Committee.

            8.2 RESTRICTIONS. A Restricted Stock Award shall be subject to such restrictions, including, without limitation a Participant's continuous service as a director or continuous employment by RNET or an Affiliated Company, or an independent contractor's continuous service as a third-party service provider, for a restriction period specified by the Committee or the attainment of specified performance goals and objectives determined by the Committee with respect to such Award. The Committee in its sole discretion may require different periods of employment or contractual obligations or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards, or to separate, designated portions of the Shares comprising a Restricted Stock Award. In the event of the death or Disability of a Participant, or the retirement of a Participant in accordance with RNET's established retirement policy, all employment period and other restrictions applicable to a Restricted Stock Award shall lapse with respect to a pro rata portion of such Restricted Stock Award based on the ratio between the number of full months of employment completed at the time of termination of employment from the grant of the Restricted Stock Award and the total number of months of employment required for such Restricted Stock Award to be fully nonforfeitable, and such portion of the Restricted Stock Award shall become fully nonforfeitable. The remaining portion of such Restricted Stock Award shall be forfeited and immediately returned to RNET. In the event of a Participant's termination of employment for any other reason, any Restricted Stock Awards as to which the employment period or other restrictions have not been satisfied (or waived or accelerated as provided herein) shall be forfeited, and all Shares related thereto shall be immediately returned to RNET.

            8.3 PRIVILEGES OF A SHAREHOLDER; TRANSFERABILITY. A Participant shall have all voting, dividend, liquidation, and other rights with respect to Shares received a Restricted Stock Award under this article VIII upon his becoming the holder of record of such Shares, except that the Participant's right to sell, encumber, or otherwise transfer such Shares shall be subject to the limitations of section 13.2.

            8.4 ENFORCEMENT OF RESTRICTIONS. The Committee shall cause a legend to be placed on the certificates evidencing Shares issued pursuant to a Restricted Stock Award referring to the restrictions provided by sections 8.2 and 8.3 and, in addition, may in its sole discretion require the Participant to keep the certificates evidencing such Shares, duly endorsed, in the custody of RNET or a third party while the restrictions remain in effect.


                                   ARTICLE IX
                                   STOCK UNITS

            Coincident with or following designation for participation in the Plan, the Committee may grant a Participant one or more Stock Units as may be determined by the Committee. The number of Stock Units, the goals and objectives to be satisfied with respect to each grant of Stock Units, the time and manner of payment for each Stock Unit, and the other terms and conditions applicable to a grant of Stock Units shall be determined by the Committee.


                                    ARTICLE X
                            STOCK APPRECIATION RIGHTS

            10.1 GRANT. Coincident with or following designation for participation in the Plan, the Committee may grant a Participant one or more Stock Appreciation Rights as may be determined by the Committee. The Committee shall determine at the time of grant the period during which the Stock Appreciation Right may be exercised, which period may not commence until six months after the date of grant.

            10.2 EXERCISE. If a Stock Appreciation Right is issued in tandem with an Option, except as may otherwise be provided by the Committee, the Stock Appreciation Right shall be exercisable during the period that its related Option is exercisable. A Participant desiring to exercise a Stock Appreciation Right shall give written notice stating the proportion of Shares and cash that the Participant desires to receive pursuant to the Stock

Appreciation Right exercised. Within 30 days after receipt of the notice, RNET shall deliver to the Participant a certificate or certificates for Shares and/or a cash payment in accordance with section 10.3. The date on which RNET receives the written notice shall be deemed the exercise date.

            10.3 NUMBER OF SHARES OR AMOUNT OF CASH. Subject to the discretion of the Committee to substitute cash for Shares or Shares for cash, the number of Shares to be issued pursuant to the exercise of a Stock Appreciation Right shall be determined by dividing (a) the total number of Shares as to which the Stock Appreciation Right is exercised, multiplied by the amount by which the Fair Market Value of a Share on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right, by (b) the Fair Market Value of a Share on the exercise date. Fractional shares shall not be issued, and in lieu thereof a cash adjustment shall be paid. In lieu of issuing Shares upon the exercise of a Stock Appreciation Right, the Committee in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all Shares that would otherwise be issuable upon exercise of the Stock Appreciation Right.

            10.4 EFFECT OF EXERCISE. If a Stock Appreciation Right is issued in tandem with an Option, the exercise of the Stock Appreciation Right or the related Option shall result in an equal reduction in the number of corresponding Stock Appreciation Rights and Shares subject to the related Option.

            10.5 TERMINATION OF EMPLOYMENT. Upon a Participant s termination of service as an employee or a director, or an independent contractor of RNET, any Stock Appreciation Rights then held by such Participant shall be exercisable within the time periods, and upon the same conditions with respect to the reasons for termination of employment, as are specified in section 7.2(d) with respect to Options.


                                   ARTICLE XI
                               OTHER STOCK GRANTS

            From time to time during the duration of this Plan, the Committee in its sole discretion may adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire shares of Shares by purchase, outright grant, or otherwise. Any such arrangements shall be subject to the general provisions of this Plan, and all Shares issued pursuant to such arrangements shall be issued under this Plan.


                                   ARTICLE XII
                                CHANGE IN CONTROL

            Upon a Change in Control, (a) all Options shall become immediately exercisable in full during the remaining duration thereof and shall remain so, whether or not the Option Holders remain directors or employees of RNET or an Affiliated Company, or independent contractors of RNET, (b) all restrictions with respect to outstanding Restricted Stock Awards shall immediately lapse, (c) all Stock Units shall become immediately payable, and (d) all other Awards shall immediately become exercisable or shall vest, as the case may be, without any further action or passage of time.

                                  ARTICLE XIII
                             RIGHTS OF PARTICIPANTS

            13.1 EMPLOYMENT AS EMPLOYEE OR INDEPENDENT CONTRACTOR. Nothing contained in the Plan or any Award shall confer upon any Participant any right with respect to the continuation of his employment by RNET or an Affiliated Company, or as an independent contractor or RNET, or interfere in any way with the right of RNET or an Affiliated Company, subject to the terms of any separate employment agreement or independent contractor agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment shall be determined by the Committee at the time.

            13.2 TRANSFERABILITY. No right or interest of any Participant in an Award shall be assigned or transferred during the lifetime of the Participant, voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge, or bankruptcy. In the event of a Participant's death, his rights and interests in Awards shall, to the extent provided in the Plan, be transferable by will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs, or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition, or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

            13.3 NO PLAN FUNDING. Obligations to Participants under the Plan shall not be funded, trusteed, insured, or secured in any manner. Participants shall have no security interest in any assets of RNET or any Affiliated Company and shall be only general creditors of RNET.


                                   ARTICLE XIV
                                     GENERAL

            14.1 INVESTMENT REPRESENTATIONS. RNET may require any Participant, as a condition of exercising an Option or a Stock Appreciation Right or receiving a Restricted Stock Award, Stock Unit, or grant of Shares, to give written assurances in substance and form satisfactory to RNET that he is acquiring the Shares for his own account for investment purposes and not with a present intention of selling or otherwise distributing the same and to such other effect as RNET deems necessary or appropriate in order to comply with applicable securities laws.

            14.2 SECURITIES LAWS. (a) Each Award shall be subject to the requirement that, if at any time RNET determines that the listing, registration, or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of or in connection with the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent, or approval has been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require RNET to apply for or to obtain such listing, registration, or qualification.

                  (b) If a Participant is an officer or director of RNET within the meaning of section 16 of the Exchange Act, then to the extent that section 16 is applicable, Awards shall be subject to all conditions required under Rule 16b-3 or any successor rule to qualify the Award for an exemption from the provisions of section 16(b). Such conditions shall be set forth in the agreement with the Participant which describes the Award.

            14.3 CHANGES IN ACCOUNTING RULES. Notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Awards occurs which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets, or liabilities of RNET, the Committee shall have the right and power to modify as necessary any then outstanding Awards as to which the applicable employment or other restrictions have not been satisfied.

            14.4 OTHER EMPLOYEE BENEFITS . The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or Stock Appreciation Right, the sale of shares received upon such exercise, the vesting of any Restricted Stock Award, distributions with respect to Stock Units, or the grant of Shares shall not constitute "earnings" or "compensation" with respect to which any other employee benefits of such Participant are determined, including without limitation benefits under any pension, profit sharing, life insurance, or salary continuation plan.

            14.5 PLAN AMENDMENT, MODIFICATION, AND TERMINATION. The Committee may at any time terminate, and from time to time may amend or modify the Plan, except that no amendment or modification may become effective without approval of the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if RNET on the advice of counsel determines that shareholder approval is otherwise necessary or desirable. No amendment, modification, or termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant holding such Award.

            14.6 WITHHOLDING. (a) Requirement. RNET's obligation to deliver Shares upon the exercise of any Option or Stock Appreciation Right, the vesting of any Restricted Stock Award, payment with respect to Stock Units, or a grant of Shares shall be subject to the Participant's satisfaction of all applicable federal, state, and local income and other tax withholding requirements.

                  (b) Withholding with Shares. At the time an Award is granted, the Committee in its sole discretion may grant the Participant an election to pay all or part of such tax withholding by electing to transfer to RNET, or to have RNET withhold from Shares otherwise issuable to the Participant, Shares having a Fair Market Value on the date of withholding equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. Any such election by a Participant (a) shall be made prior to the date of withholding, (b) shall be irrevocable, and (c) if the Participant is an officer or director of RNET within the meaning of section 16 of the Exchange Act of 1934, then to the extent that section 16 is applicable, the Participant shall satisfy the requirements of section 16 and any applicable rules thereunder.

                  (c) Withholding for Non-Qualified Options. Upon exercise of a Non-Qualified Option, the Option Holder shall make appropriate arrangements with RNET to provide for the amount of additional withholding required by sections 3102 and 3402 of the Code and applicable state income tax laws, including payment of such taxes through delivery of Shares or by withholding Shares to be issued under the Option.

                  (d) Withholding for Incentive Options. If an Option Holder makes a disposition (as defined in section 424(c) of the Code) of any Shares acquired pursuant to the exercise of an Incentive Option before the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to RNET at its principal office of the date of such disposition, the number of Shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as RNET may reasonably request. The Option Holder shall then make appropriate arrangements with RNET to provide for the amount of additional withholding, if any, required by sections 3102 and 3402 of the Code and applicable state income tax laws.

            14.7 GOVERNING LAW. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

            14.8 DURATION. Unless sooner terminated by the Board, the Plan shall terminate on January 4, 2008, and no Award shall be made after such termination. Awards outstanding at the time of Plan termination may continue to be exercised, or become free of restrictions, or be paid in accordance with their terms.

                                                                       EXHIBIT B
                                                                       ---------

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                           THE RECOVERY NETWORK, INC.

            Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

            FIRST: The name of the corporation is The Recovery Network, Inc.

            SECOND: The following amendment to the Articles of Incorporation was adopted on _______________ , 1998, as prescribed by the Colorado Business Corporation Act, by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

            THIRD: The Articles of Incorporation are hereby amended by replacing
Article II in its entirety with the following:

                                   ARTICLE II

                              CAPITAL; SHAREHOLDERS

            2.1 Authorized Capital. The aggregate number of shares that the corporation shall have authority to issue is 29,000,000, of which 25,000,000 shares are common, $0.01 par value per share ("Common Stock") and 4,000,000 shares are preferred stock, $0.01 par value per share ("Preferred Stock").

            2.2 Preferred Stock. The Board of Directors of the Corporation is authorized, subject to limitations prescribed by law and to the provisions of this Article, to divide the Preferred Stock into series and fix and determine the preferences and relative rights of the shares of any series so established. The authority of the Board of Directors with respect to each series shall, to the extent allowed by the Colorado Business Corporation Act or any successor statute (the "Colorado Business Corporation Act"), but subject to the qualifications, limitations and restrictions set forth in this Article, include, without limitation, the authority to establish and fix the following:

            (i) the number of shares initially constituting such series and the distinctive designation of such series;

            (ii) whether such series shall have any dividend rights, and, if so, the dividend rate on the shares of such series, the time of payment of such dividends, whether such dividends are cumulative and the date from which any dividends shall accrue;

            (iii) whether any of the shares of such series shall be  redeemable, and, if so, the price (or method of determining the price) at which and the terms and conditions of redemption;

            (iv) whether such series shall have a sinking fund or reserve account for the redemption or purchase of shares of such series, and, if so, the terms and amount of such sinking fund or reserve account;

            (v) the rights of the shares of such series upon the voluntary liquidation, dissolution or winding up of the Corporation;

            (vi) the voting powers, full or limited, if any, of shares of that series; and

            (vii) whether such series shall have conversion privileges,  and, if so, the terms and conditions of such conversion privileges including provisions, if any, for adjustment of the conversion rate and for payment of additional amounts by holders of shares of that series upon exercise of such conversion privileges;

The Board of Directors may vary the provisions relating to the foregoing matters between the various series of Preferred Stock. Any of the terms of a series of Preferred Stock may be made dependent upon facts ascertainable outside of these Articles of Incorporation and the resolution of the Board of Directors designating the series, provided that the manner in which such facts shall operate upon such series is clearly and expressly set forth in these Articles of Incorporation or in the resolution of the Board of Directors designating the series.

            2.3 Preemptive Rights. No shareholder of the Corporation shall have any preemptive or similar right to acquire or subscribe for any additional unissued or treasury shares of stock, or other securities of any class, or rights, warrants or options to purchase stock or scrip, or securities of any kind convertible into stock or carrying stock purchase warrants or privileges.

            2.4 Quorum; Voting Requirements. (a) At all meetings of shareholders, a majority of the votes entitled to be cast on any matter by each voting group entitled to vote on a matter shall constitute a quorum of that voting group for action on that matter; and, at any meeting at which a quorum is present, the affirmative vote of a majority of the votes cast on the matter represented at such meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater proportion or number is required by the Colorado Business Corporation Act.

                  (b) Except as otherwise provided in any resolution of the Board of Directors designating a series of Preferred Stock, each shareholder of record entitled to vote shall have one vote for each share of stock standing in his name on the books of the Corporation, except that in the election of directors he shall have the right to vote such number of shares for as many persons as there are directors to be elected.

                  (c) Cumulative voting shall not be allowed in the election of directors or for any other purpose.

            IN WITNESS WHEREOF, these Articles of Amendment have been executed as of this day of _______________, 1998.



                                     THE RECOVERY NETWORK, INC.



                                     By:  /s/  William D. Moses
                                        ----------------------------------------
                                           William D. Moses, President and Chief
                                            Executive Officer

PROXY CARD


PROXY                                                                      PROXY

                           THE RECOVERY NETWORK, INC.
                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)


            The undersigned holder of Common Stock of THE RECOVERY NETWORK, INC., revoking all proxies heretofore given, hereby constitutes and appoints William D. Moses and Gregory L. Richey, and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1998 Annual Meeting of Shareholders of THE RECOVERY NETWORK, INC., to be held at 1411 Fifth Street, Suite 200, Santa Monica, California 90401, on Thursday, May 28, 1998 at 2:00 p.m., Pacific time, and at any adjournments or postponements thereof.

            The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

            Each properly executed Proxy will be voted in accordance with the specifications made below and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR each of the proposals set forth below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL LISTED NOMINEES AND FOR EACH OF PROPOSALS 2 AND 3


1.    Election of seven Directors.

|_| FOR all nominees listed                  |_| WITHHOLD AUTHORITY
    (except as marked to the contrary)           to vote for all listed nominees


            Nominees: George H. Henry, William D. Moses, Donald J. Masters, Nimrod J. Kovacs, Joe C. Wood, Jr., Mark S. Gold, M.D. and Morgan Lambert Howe (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CIRCLE THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE.)


       PLEASE MARK, DATE AND SIGN THIS PROXY ON THIS AND THE REVERSE SIDE

2.    Proposal to approve the Company's 1998 Stock Plan.

      |_|  FOR         |_| AGAINST             |_| ABSTAIN

3. Proposal to amend the Company's Certificate of Incorporation to create a new class of 4,000,000 shares of preferred stock and also to authorize the Board of Directors to both issue such preferred stock in series and fix the number of shares, designations, preferences, rights and limitations of each series.

      |_|  FOR         |_| AGAINST             |_| ABSTAIN

4. Proposal to ratify and approve the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 30, 1998.

      |_|  FOR         |_| AGAINST             |_| ABSTAIN

5. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.




                                       The shares represented by this proxy will
                                    be  voted  in the  manner  directed.  In the
                                    absence of any direction, the shares will be
                                    voted FOR each  nominee  named in Proposal 1
                                    and FOR each of  Proposals 2, 3 and 4 and in
                                    accordance  with  their  discretion  on such
                                    other  matters as may  properly  come before
                                    the meeting.
                                    Dated ________________________________, 1998
                                    ____________________________________________
                                    ____________________________________________
                                                    Signature(s)

                                    (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title).
                                            PLEASE MARK AND SIGN ABOVE AND
                                                    RETURN PROMPTLY